UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2008
Asset Acceptance Capital Corp.
(Exact name of Registrant as specified in its charter)

Delaware	000-50552	80-0076779
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
28405 Van Dyke Avenue
Warren, MI 48093
(Address of principal executive offices)
Registrant’s telephone number, including area code: (586) 939-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 10, 2008, Asset Acceptance Capital Corp. (the “Company”), JPMorgan Chase Bank, N.A. (the “Bank”) and other lenders entered into a First Amendment to Credit Agreement (the “First Amendment”), effective March 10, 2008 in respect of the Credit Agreement (the “Credit Agreement”), dated as of June 5, 2007, between the Company, the Bank and other lenders.
The First Amendment resets two financial covenants and increases the rate of interest the Company pays on borrowings under the Credit Agreement by 25 basis points (0.25 percent). The two financial covenants reset by the amendment are (1) the leverage ratio under Section 6.12(a) of the Credit Agreement and (2) the ratio of consolidated total liabilities to tangible net worth under Section 6.12(c) of the Credit Agreement. The First Amendment also permanently waives the earlier default on the consolidated total liabilities to tangible net worth covenant.
Set forth below is a comparison of the amended financial covenants, before and after the First Amendment.
The required leverage ratio under Section 6.12(a) of the Credit Agreement has been amended as follows:

		First
		Amendment to
	Original Credit	Credit
	Agreement	Agreement
Prior to December 30, 2008	1.25	1.25
December 31, 2008 to June 29, 2009	1.125	1.25
June 30, 2009 to December 30, 2010	1.125	1.125
December 31, 2010 and thereafter	1.0	1.0
The required ratio of consolidated total liabilities to tangible net worth under Section 6.12(c) of the Credit Agreement has been amended as follows:

		First
		Amendment to
	Original Credit	Credit
	Agreement	Agreement
December 31, 2007 to September 29, 2008	2.5	3.0
September 30, 2008 to December 30, 2008	2.5	2.75
December 31, 2008 to December 30, 2009	2.0	2.5
December 31, 2009 to December 30, 2010	1.75	2.25
December 31, 2010 to December 30, 2011	1.5	2.0
December 31, 2011 and thereafter	1.5	1.5

The foregoing does not purport to be a complete description of the Amendment and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

10.1	First Amendment to Credit Agreement dated as of March 10, 2008, among Asset Acceptance Capital Corp., JPMorgan Chase Bank, N.A., and other lenders

99.1	Press Release dated March 10, 2008
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 2008	Asset Acceptance Capital Corp.
	By:	/s/ Nathaniel F. Bradley IV
		Name:	Nathaniel F. Bradley IV
		Title:	Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement dated as of March 10, 2008, among Asset Acceptance Capital Corp., JPMorgan Chase Bank, N.A., and other lenders

99.1	Press Release dated March 10, 2008